UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock — par value $0.01 per share	HUBB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2023, Hubbell Incorporated (the “Company”), held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 20, 2023 in connection with the Annual Meeting.

PROPOSAL 1 - Election of directors to serve until the annual meeting of shareholders of the Company in 2024 and until their respective successors have been duly elected and qualified:

NOMINEE	AFFIRMATIVE VOTES	WITHHOLD VOTES	BROKER NON-VOTES
Gerben W. Bakker	44,858,887	1,897,502	3,293,349
Carlos M. Cardoso	44,376,602	2,379,787	3,293,349
Anthony J. Guzzi	43,812,164	2,944,225	3,293,349
Rhett A. Hernandez	46,440,450	315,939	3,293,349
Neal J. Keating	38,825,577	7,930,812	3,293,349
Bonnie C. Lind	44,559,248	2,197,141	3,293,349
John F. Malloy	45,904,150	852,239	3,293,349
Jennifer M. Pollino	46,282,819	473,570	3,293,349
John G. Russell	44,015,518	2,740,871	3,293,349

PROPOSAL 2 - Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers, as presented in the Company’s 2023 Proxy Statement (“Say on Pay”).

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
44,802,466	1,632,872	321,051	3,293,349

PROPOSAL 3 - Recommendation, by non-binding vote, on the frequency with which executive compensation will be subject to a shareholder advisory vote (“Say When on Pay”).

1 YEAR	2 YEARS	3 YEARS	ABSTAINED VOTES	BROKER NON-VOTES
45,984,320	77,380	647,200	47,489	3,293,349

PROPOSAL 4 - The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2023.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
46,037,094	3,984,793	27,851	3,293,349

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors and Proposal 2 was adopted, Proposal 3 was adopted For 1 year, and Proposal 4 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name: Katherine A. Lane
Title: Senior Vice President, General Counsel and Secretary

Date: May 4, 2023